Other Expense, Net	12 Months Ended
Dec. 31, 2011
Other Expense, Net Disclosure
Other Expense, Net

Note 4.       Other Expense, Net

       The components of other expense, net, in the accompanying statement of income are as follows:

(In millions)	2011	2010	2009

Interest Income	$26.8	$12.4	$16.1
Interest Expense	(175.3)	(84.7)	(118.0)
Other Items, Net	30.5	(28.1)	(20.6)

	$(118.0)	$(100.4)	$(122.5)

Other Items, Net

       In 2011, other items, net includes $28 million of gains on currency exchange contracts associated with the acquisition of Phadia and an $18 million gain on the sale of an equity investment accounted for under the cost method, offset in part by $10 million of fees associated with a short-term financing commitment to fund the Phadia acquisition.

       During 2010, the company redeemed all of its outstanding 6 1/8% Senior Subordinated Notes due 2015. The company recorded a loss on the early extinguishment of debt of $17 million, principally as a result of this redemption. The company recorded $8 million of fees associated with short-term financing commitments for the purchase of Dionex (Note 2).

       During 2009, the company redeemed all of its outstanding 6.75% Senior Subordinated Notes due 2014 and settled a tender offer for its 2.50% Convertible Senior Notes due 2023. As a result of these transactions, the company recorded a loss on the early extinguishment of debt of $15 million.